                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


I.   RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------
  End of Period Collection Account Balance as of Prior Payment Date:                                                  479,601.56
   Available Funds:
    Contract Payments due and received in this period                                                               6,424,565.30
    Contract Payments due in prior period(s) and received in this period                                              738,658.50
    Contract Payments received in this period for next period                                                         274,766.62
    Sales, Use and Property Tax, Maintenance, Late Charges                                                            252,980.66
    Prepayment Amounts related to early termination in this period                                                  6,107,755.56
    Servicer Advance                                                                                                  684,365.31
    Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
    Transfer from Reserve Account                                                                                       6,952.04
    Interest earned on Collection Account                                                                               5,344.70
    Interest earned on Affiliated Account                                                                                 616.56
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01
     (Substituted contract < Predecessor contract)                                                                    135,197.77
    Amounts paid under insurance policies                                                                                   0.00
    Any other amounts                                                                                                       0.00

                                                                                                                   -------------
  Total Available Funds                                                                                            15,110,804.58
  Less: Amounts to be Retained in Collection Account                                                                  612,805.92
                                                                                                                   -------------
  AMOUNT TO BE DISTRIBUTED                                                                                         14,497,998.66
                                                                                                                   =============


  DISTRIBUTION OF FUNDS:
  ----------------------

    1. To Trustee - Fees                                                                                                    0.00
    2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                     738,658.50
    3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

          a) Class A1 Principal and Interest                                                                                0.00
          a) Class A2 Principal (distributed after A1 Note matures) and Interest                                       19,554.31
          a) Class A3 Principal (distributed after A2 Note matures) and Interest                                   11,051,137.60
          a) Class A4 Principal (distributed after A3 Note matures) and Interest                                      517,178.81
          b) Class B Principal and Interest                                                                           197,645.93
          c) Class C Principal and Interest                                                                           397,392.08
          d) Class D Principal and Interest                                                                           266,491.59
          e) Class E Principal and Interest                                                                           350,952.28

    4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                              0.00
    5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
          a) Residual Interest (Provided no Restricting or Amortization Event in effect)                              145,680.05
          b) Residual Principal (Provided no Restricting or Amortization Event in effect)                             365,202.16
          c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                     6,952.04
    6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                     258,941.92
    7. To Servicer, Servicing Fee and other Servicing Compensations                                                   182,211.39
                                                                                                                   -------------
  TOTAL FUNDS DISTRIBUTED                                                                                          14,497,998.66
                                                                                                                   =============

                                                                                                                   -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            612,805.92
                                                                                                                   =============

II.  RESERVE ACCOUNT
--------------------
Beginning Balance                                                                                                  $6,443,748.69
  - Add Investment Earnings                                                                                             6,952.04
  - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
  - Less Distribution to Certificate Account                                                                            6,952.04
                                                                                                                   -------------
End of period balance                                                                                              $6,443,748.69
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $6,443,748.69
                                                                                                                   =============

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003



III.   CLASS A NOTE PRINCIPAL BALANCE
-------------------------------------
Beginning Principal Balance of the Class A Notes
  Pool A                                                                                 202,522,465.33
  Pool B                                                                                  54,033,045.23
                                                                                         --------------
                                                                                                                 256,555,510.56
Class A Overdue Interest, if any                                                                   0.00
Class A Monthly Interest - Pool A                                                            690,706.81
Class A Monthly Interest - Pool B                                                            184,280.75

Class A Overdue Principal, if any                                                                  0.00
Class A Monthly Principal - Pool A                                                         8,209,889.81
Class A Monthly Principal - Pool B                                                         2,502,993.35
                                                                                         --------------
                                                                                                                  10,712,883.16
Ending Principal Balance of the Class A Notes
  Pool A                                                                                 194,312,575.52
  Pool B                                                                                  51,530,051.88
                                                                                         --------------
                                                                                                                 --------------
                                                                                                                 245,842,627.40
                                                                                                                 ==============
-----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $378,036,000   Original Face $378,036,000      Balance Factor
 $2.314561                   $28.338262                            65.031539%
-----------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE
-----------------------------------


Beginning Principal Balance of the Class A Notes
  Class A1                                                                                         0.00
  Class A2                                                                                    19,510.56
  Class A3                                                                               122,000,000.00
  Class A4                                                                               134,536,000.00

                                                                                         --------------

Class A Monthly Interest                                                                                         256,555,510.56
  Class A1 (Actual Number Days/360)                                                                0.00
  Class A2                                                                                        43.75
  Class A3                                                                                   357,765.00
  Class A4                                                                                   517,178.81

                                                                                         --------------

Class A Monthly Principal
  Class A1                                                                                         0.00
  Class A2                                                                                    19,510.56
  Class A3                                                                                10,693,372.60
  Class A4                                                                                         0.00

                                                                                         --------------
                                                                                                                  10,712,883.16
Ending Principal Balance of the Class A Notes
  Class A1                                                                                         0.00
  Class A2                                                                                         0.00
  Class A3                                                                               111,306,627.40
  Class A4                                                                               134,536,000.00

                                                                                         --------------          --------------
                                                                                                                 245,842,627.40
                                                                                                                 ==============
Class A1
-----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $122,000,000   Original Face $122,000,000      Balance Factor
 $2.932500                   $87.650595                            91.234940%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE
-----------------------------------

Beginning Principal Balance of the Class B Notes
  Pool A                                                                                   3,450,054.16
  Pool B                                                                                     920,475.31
                                                                                           ------------
                                                                                                                 4,370,529.47

Class B Overdue Interest, if any                                                                   0.00
Class B Monthly Interest - Pool A                                                             11,957.31
Class B Monthly Interest - Pool B                                                              3,190.21
Class B Overdue Principal, if any                                                                  0.00
Class B Monthly Principal - Pool A                                                           139,858.88
Class B Monthly Principal - Pool B                                                            42,639.53
                                                                                           ------------
                                                                                                                   182,498.41
Ending Principal Balance of the Class B Notes
  Pool A                                                                                   3,310,195.28
  Pool B                                                                                     877,835.78
                                                                                           ------------
                                                                                                                 ------------
                                                                                                                 4,188,031.06
                                                                                                                 ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $6,440,000     Original Face $6,440,000        Balance Factor
 $2.352099                   $28.338262                            65.031538%
-----------------------------------------------------------------------------


VI.  CLASS C NOTE PRINCIPAL BALANCE
-----------------------------------

Beginning Principal Balance of the Class C Notes
  Pool A                                                                                   6,905,465.57
  Pool B                                                                                   1,842,379.98
                                                                                           ------------
                                                                                                                 8,747,845.55

Class C Overdue Interest, if any                                                                   0.00
Class C Monthly Interest - Pool A                                                             25,348.81
Class C Monthly Interest - Pool B                                                              6,763.07
Class C Overdue Principal, if any                                                                  0.00
Class C Monthly Principal - Pool A                                                           279,934.93
Class C Monthly Principal - Pool B                                                            85,345.27
                                                                                           ------------
                                                                                                                   365,280.20
Ending Principal Balance of the Class C Notes
  Pool A                                                                                   6,625,530.64
  Pool B                                                                                   1,757,034.71
                                                                                           ------------          ------------
                                                                                                                 8,382,565.35
                                                                                                                 ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $12,890,000    Original Face $12,890,000       Balance Factor
 $2.491224                   $28.338262                            65.031539%

-----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


VII. CLASS D NOTE PRINCIPAL BALANCE
-----------------------------------
  Beginning Principal Balance of the Class D Notes
    Pool A                                                                                 4,601,857.98
    Pool B                                                                                 1,227,776.88
                                                                                           ------------
                                                                                                                 5,829,634.86

  Class D Overdue Interest, if any                                                                 0.00
  Class D Monthly Interest - Pool A                                                           18,208.02
  Class D Monthly Interest - Pool B                                                            4,857.90
  Class D Overdue Principal, if any                                                                0.00
  Class D Monthly Principal - Pool A                                                         186,550.89
  Class D Monthly Principal - Pool B                                                          56,874.78
                                                                                           ------------
                                                                                                                   243,425.67
  Ending Principal Balance of the Class D Notes
    Pool A                                                                                 4,415,307.09
    Pool B                                                                                 1,170,902.10
                                                                                           ------------          ------------
                                                                                                                 5,586,209.19
                                                                                                                 ============

  ---------------------------------------------------------------------------
  Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
  Original Face $8,590,000   Original Face $8,590,000        Balance Factor
   $2.685206                 $28.338262                            65.031539%
  ---------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class E Notes
    Pool A                                                                                 5,753,661.77
    Pool B                                                                                 1,535,078.43
                                                                                           ------------
                                                                                                                 7,288,740.20

  Class E Overdue Interest, if any                                                                 0.00
  Class E Monthly Interest - Pool A                                                           36,785.08
  Class E Monthly Interest - Pool B                                                            9,814.27
  Class E Overdue Principal, if any                                                                0.00
  Class E Monthly Principal - Pool A                                                         233,242.91
  Class E Monthly Principal - Pool B                                                          71,110.02
                                                                                           ------------
                                                                                                                 304,352.93
  Ending Principal Balance of the Class E Notes
    Pool A                                                                                 5,520,418.86
    Pool B                                                                                 1,463,968.41
                                                                                           ------------          ------------
                                                                                                                 6,984,387.27
                                                                                                                 ============

  ---------------------------------------------------------------------------
  Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
  Original Face $10,740,000  Original Face $10,740,000       Balance Factor
   $4.338859                 $28.338262                            65.031539%

  ---------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE
---------------------------------------
  Beginning Residual Principal Balance
    Pool A                                                                                 6,903,990.28
    Pool B                                                                                 1,841,986.38
                                                                                           ------------
                                                                                                                 8,745,976.66

  Residual Interest - Pool A                                                                 114,760.45
  Residual Interest - Pool B                                                                  30,919.60
  Residual Principal - Pool A                                                                279,875.12
  Residual Principal - Pool B                                                                 85,327.04
                                                                                           ------------
                                                                                                                   365,202.16
  Ending Residual Principal Balance
    Pool A                                                                                 6,624,115.16
    Pool B                                                                                 1,756,659.34
                                                                                           ------------          ------------
                                                                                                                 8,380,774.50
                                                                                                                 ============


X.   PAYMENT TO SERVICER
------------------------

  - Collection period Servicer Fee                                                                                 182,211.39
  - Servicer Advances reimbursement                                                                                738,658.50
  - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                258,941.92
                                                                                                                 ------------
  Total amounts due to Servicer                                                                                  1,179,811.81
                                                                                                                 ============


                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE
------------------------------------------

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                         230,137,495.07

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                            0.00

  Decline in Aggregate Discounted Contract Balance                                                                      9,329,352.54
                                                                                                                      --------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
   at the ending of the related Collection Period                                                                     220,808,142.53
                                                                                                                      ==============

  Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments  and Servicer Advances                                4,357,729.13

    - Principal portion of Prepayment Amounts                                                      4,971,623.41

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                          0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                               0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                        0.00

                                                                                                   ------------
       Total Decline in Aggregate Discounted Contract Balance                                      9,329,352.54
                                                                                                   ============


POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                        61,400,742.18

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                          0.00

  Decline in Aggregate Discounted Contract Balance                                                                      2,844,289.98

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
     ending of the related Collection Period                                                                           58,556,452.20
                                                                                                                      ==============

  Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments  and Servicer Advances                                1,735,676.98

    - Principal portion of Prepayment Amounts                                                      1,108,613.00

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                          0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                               0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                        0.00

                                                                                                   ------------
     Total Decline in Aggregate Discounted Contract Balance                                        2,844,289.98
                                                                                                   ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     279,364,594.73
                                                                                                                      ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A


                                                                                                           Predecessor
                                                                          Discounted       Predecessor     Discounted
  Lease #      Lessee Name                                                Present Value    Lease #         Present Value
  ---------------------------------------                                 -------------    ------------    ---------------
  3092-701     RADIOLOGY SPECIALISTS, LTD                                 $1,285,497.56    3083-701            $619,156.09
  1026-005     THE HIT FACTORY, INC                                       $3,940,729.70    2706-201             $81,139.77
  3729-001     MEADOWBROOK PET ASSOC                                      $1,587,776.40    2706-203            $173,283.13
  3729-002     MEADOWBROOK PET ASSOC                                        $274,210.76    2706-204             $69,644.93
               CASH                                                         $134,588.62    2706-205            $564,127.48
                                                                                           2706-206            $150,000.35
                                                                                           2706-208            $272,302.96
                                                                                           2706-209            $445,577.17
                                                                                           2706-210             $51,850.10
                                                                                           2714-201            $647,026.56
                                                                                           2714-202            $561,533.95
                                                                                           3020-001             2920819.08
                                                                          -------------                     --------------
                                                                  Totals: $7,222,803.04                      $6,556,461.57

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $6,556,461.57
  b) ADCB OF POOL A AT CLOSING DATE                                                                        $323,844,130.83
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   2.02%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                            $5,937,305.48
b) Total discounted Contract Balance of Substitute Receivables                             $5,802,716.86
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement Section 7.02                                       $134,588.62

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES     X        NO
                                                                                               ---------      ------------

  POOL B

                                                                                                           Predecessor
                                                                          Discounted       Predecessor     Discounted
  Lease #     Lessee Name                                                 Present Value    Lease #         Present Value
  ---------------------------------------                                 -------------    -------------   ---------------
              NONE









                                                                          -------------                    ---------------
                                                                  Totals:         $0.00                              $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                        $105,739,115.35
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                     0.00%

  *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
   TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES             NO       X
                                                                                               ---------      ------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING

                                                                                                           Predecessor
                                                                          Discounted       Predecessor     Discounted
  Lease #    Lessee Name                                                  Present Value    Lease #         Present Value
  --------------------------------------------------                      -------------    -------------   ---------------
  3694-002   Community Radiology of Virginia, Inc.                        $3,261,116.93    2771-001          $3,215,821.21
  3718-002   USD Dayton, Inc. and USD Dayton Holding                        $758,012.82    2973-003            $180,086.79
  3718-003   USD Dayton, Inc. and USD Dayton Holding                      $2,385,619.17    3042-701            $496,910.77
                                                                                           3042-702            $496,545.09
                                                                                           3042-703            $568,430.94
                                                                                           2696-001            $229,571.22
                                                                                           1789-003            $245,541.19
                                                                                           2973-001            $545,805.09
                                                                                           2003385-004         $228,502.25
                                                                                           2008553-001          $27,358.62
                                                                                           2009504-003          $15,700.20
                                                                          -------------                    ---------------
                                                                  Totals: $6,404,748.92                      $6,250,273.37

  a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                             6,250,273.37
  b) ADCB OF POOL A AT CLOSING DATE                                                                        $323,844,130.83
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES             NO     X
                                                                                              ----------     -----------



  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                         Discounted       Predecessor     Discounted
  Lease #    Lessee Name                                                 Present Value    Lease #         Present Value
  -------------------------------------------------                      -------------    -------------   ---------------









                                                                          -------------                    ---------------
                                                                  Totals:         $0.00                              $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                      $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                       $105,739,115.35
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

  *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
   SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
   FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES                              NO    X
                                                                               ----------                      ---------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003



XV.    POOL PERFORMANCE MEASUREMENTS

1.                         AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                                 TOTAL OUTSTANDING CONTRACTS
    This Month                                                   5,297,543.70      This Month                      279,364,594.73
    1 Month Prior                                                3,492,000.99      1 Month Prior                   291,538,237.25
    2 Months Prior                                               8,008,149.15      2 Months Prior                  298,289,297.35

    Total                                                       16,797,693.84      Total                           869,192,129.33

    A) 3 MONTH AVERAGE                                           5,599,231.28      B) 3 MONTH AVERAGE              289,730,709.78

    c) a/b                                                              1.93%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                   Yes                  No             X
                                                                                      -----------------         ---------------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                         Yes                   No             X
                                                                                      -----------------         ---------------
    B. An Indenture Event of Default has occurred and is then continuing?         Yes                   No             X
                                                                                      ------------------        ---------------

4.  Has a Servicer Event of Default occurred?                                     Yes                   No             X
                                                                                      -----------------         ---------------

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                              Yes                   No             X
                                                                                      ------------------        ---------------
    B. Bankruptcy, insolvency, reorganization; default/violation of any
       covenant or obligation not remedied within 90 days?                        Yes                   No             X
                                                                                      -----------------         ---------------
    C. As of any Determination date, the sum of all defaulted contracts since
       the Closing date exceeds 6% of the ADCB on the Closing Date?               Yes                   No             X
                                                                                      -----------------         ---------------

6.  Aggregate Discounted Contract Balance at Closing Date                          Balance $429,583,246.18
                                                                                            --------------


    DELINQUENT LEASE SUMMARY

      Days Past Due              Current Pool Balance              # Leases

            31 - 60                      9,484,979.52                    32
            61 - 90                      2,714,411.34                    13
           91 - 180                      5,297,543.70                    33




Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization